Filed Pursuant to Rule 497(a)
File No. 333-213391
Rule 482ad

PROSPECT CAPITAL CORPORATION

$50,000,000
6.25% Notes due 2028

PRICING TERM SHEET
May 31, 2018

The following sets forth the final terms of the 6.25% Notes due 2028 (the “Notes”) and should only be read together with the preliminary prospectus supplement dated May 31, 2018, together with the accompanying prospectus dated October 30, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:                 Prospect Capital Corporation [Ticker: PSEC] (the “Company”)

Expected Ratings*:         S&P: BBB-; Kroll: BBB

Security:             Unsecured Notes

Size:                 $50,000,000

Option:            $7,500,000

Tenor:                 10NC3

Maturity:             June 15, 2028

Format:             SEC Registered

Settlement:             June 7, 2018 (T+5)

Coupon:             6.25%

Minimum Denoms:         $25 x $25

Interest Payment Dates:    Every March 15, June 15, September 15 and December 15, commencing
September 15, 2018

Optional Redemption:
On or after June 15, 2021, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time or from time to time, at a redemption price of $25 per Note plus accrued and unpaid interest

Listing:             New York Stock Exchange (expected) [Ticker: PBY]

CUSIP / ISIN:             74348T 409 / US74348T4094

Joint Book-Running

Managers:	UBS Securities LLC (physical)/Morgan Stanley & Co. LLC/RBC Capital Markets, LLC

Joint Lead Managers:        Citigroup Global Markets Inc./Ladenburg Thalmann & Co. Inc.

Co-Managers:	BB&T Capital Markets, a division of BB&T Securities, LLC/B. Riley FBR, Inc./Incapital LLC/ Maxim Group LLC

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated May 31, 2018, together with an accompanying prospectus dated October 30, 2017, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company, the underwriters or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request it by calling UBS Securities LLC toll-free at 1-888-827-7275, Morgan Stanley & Co. LLC toll-free at 1 (800) 584-6837 or RBC Capital Markets, LLC toll-free at 1-866-375-6829.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM